INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-69660 of Glenbrook Life and Annuity Company Separate Account A (the "Account") of Glenbrook Life and Annuity Company (the "Company") on Form N-4 of our report dated February 23, 2001 relating to the financial statements and the related financial statement schedule of the Company appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2000, to its use in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of such Registration Statement, to the use of our report dated March 16, 2001 relating to the financial statements of the Account also appearing in such Statement of Additional Information and to the references to us under the heading "Experts" in such Prospectus and Statement of Additional Information.



/s/ Deloitte & Touche LLP
Chicago, Illinois
November 27, 2001